Exhibit 99.1

NEWS RELEASE

KOSMOS ENERGY RECEIVES

CONTINUED LISTING STANDARD NOTICE FROM NYSE

DALLAS, Texas, April 23, 2020 – Kosmos Energy (NYSE/LSE: KOS) (“Kosmos” or the “Company”) announced today that on April 20, 2020, it received formal notice from the New York Stock Exchange ("NYSE") that the average closing price of the Company's common stock over the prior 30-consecutive trading day period was below $1.00 per share, which is the minimum average share price required to maintain listing on the NYSE.

Kosmos has notified the NYSE of its intention to return to compliance with the NYSE listing requirements within the six-month cure period. Under the NYSE rules, the Company can regain compliance at any time during the six-month cure period if, on the last trading day of any calendar month during the cure period, its common stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. Kosmos is considering options to regain compliance, which may include a reverse stock split, if necessary. During the cure period, Kosmos’ shares of common stock will continue to trade on the NYSE.

The NYSE notification does not affect Kosmos’ ongoing business operations or its Securities and Exchange Commission reporting requirements, nor does it trigger any violation of its debt obligations.

About Kosmos Energy

Kosmos is a full-cycle deepwater independent oil and gas exploration and production company focused along the Atlantic Margins. Our key assets include production offshore Ghana, Equatorial Guinea and U.S. Gulf of Mexico, as well as a world-class gas development offshore Mauritania and Senegal. We also maintain a sustainable exploration program balanced between proven basin infrastructure-led exploration (Equatorial Guinea and U.S. Gulf of Mexico), emerging basins (Mauritania, Senegal and Suriname) and frontier basins (Cote d'Ivoire, Namibia, Sao Tome and Principe and South Africa). Kosmos is listed on the New York Stock Exchange and London Stock Exchange and is traded under the ticker symbol KOS. As an ethical and transparent company, Kosmos is committed to doing things the right way. The Company’s Business Principles articulate our commitment to transparency, ethics, human rights, safety and the environment. Read more about this commitment in the Kosmos 2018 Corporate Responsibility Report. For additional information, visit www.kosmosenergy.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Kosmos expects, believes or anticipates will or may occur in the future are forward-looking statements. Kosmos’ estimates and forward-looking statements are mainly based on its current expectations and estimates of future events and trends, which affect or may affect its businesses and operations. Although Kosmos believes that these estimates and forward-looking statements are based upon reasonable assumptions, they are subject to several risks and uncertainties and are made in light of information currently available to Kosmos. When used in this press release, the words “anticipate,” “believe,” “intend,” “expect,” “plan,” “will” or other similar words are intended to identify forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Kosmos, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Further information on such assumptions, risks and uncertainties is available in Kosmos’ Securities and Exchange Commission (“SEC”) filings. Kosmos undertakes no obligation and does not intend to update or correct these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by applicable law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

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Source: Kosmos Energy Ltd.

Investor Relations

Jamie Buckland

+44 (0) 203 954 2831

jbuckland@kosmosenergy.com

Media Relations

Thomas Golembeski

+1-214-445-9674

tgolembeski@kosmosenergy.com